SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 19, 1999

                          Lady Luck Gaming Corporation
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                    000-22436               88-0295602
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
     of incorporation)                                    Identification No.)

         220 Stewart Avenue, Las Vegas, NV                    89101
      (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (702) 477-3000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.       Other Events.

            Lady Luck Gaming Corporation ("Lady Luck") has entered into an Amended and Restated Purchase Agreement dated as of August 31, 1999, effective as of August 19, 1999 (as amended, the "Purchase Agreement"), with Gemini, Inc., International Marco Polo's Services, Inc. and Andrew H. Tompkins, to purchase the Lady Luck Hotel & Casino in Las Vegas and associated real property and assets. The Purchase Agreement is filed herewith as an exhibit and is incorporated herein by reference.

           Lady Luck has issued a press release announcing the Purchase Agreement, which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

           (a) The following exhibits are filed with this report:

Exhibit Number                          Description
--------------                          -----------

      2 Amended and Restated Purchase Agreement dated as of August 31, 1999, effective as of August 19, 1999, by and among Gemini, Inc., International Marco Polo's Services, Inc. and Andrew H. Tompkins.


    99.1            Press Release of Lady Luck issued August 20, 1999

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LADY LUCK GAMING CORPORATION


                                            By:    /s/ Alain Uboldi
                                               ----------------------------
                                                Name:    Alain Uboldi
                                                Title:   President

Dated:  September 2, 1999

                                  EXHIBIT INDEX


Exhibit Number                             Description
--------------                             -----------

      2 Amended and Restated Purchase Agreement dated as of August 31, 1999, effective as of August 19, 1999, by and among Gemini, Inc., International Marco Polo's Services, Inc. and Andrew H. Tompkins.

     99.1           Press Release of Lady Luck issued August 20, 1999